SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                          June 2, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

 On June 2, 2005, Applebee's International,  Inc. (the "Company") issued a press
release  entitled  "Applebee's   International  to  Present  at  Two  Investment
Conferences in the Month of June." The press release is included below.


                                                           FOR IMMEDIATE RELEASE

Contact:      Carol DiRaimo,
              Vice President of Investor Relations
              913.967.4109

                     Applebee's International to Present at
                 Two Investment Conferences in the Month of June

Overland  Park,   Kan.,   June  2,  2005  --  Applebee's   International,   Inc.
(Nasdaq:APPB) will be presenting at two investment conferences during the month of June. The dates and times of the presentations are as follows:

         Wednesday, June 8, at 9:10 am Eastern Time - Piper Jaffray Consumer Conference to be held in New York, NY. A webcast of the presentation will be available over the Internet at http://www.corporate-ir.net/irey e/confLobby.zhtml?ticker=APPB&item_id=1066151 and will also be available at the Investors section of the company's website (www.applebees.com).

         Monday, June 13 - Credit Suisse First Boston Retail and Restaurant Conference to be held in New York, NY. A webcast of the presentation will be available at the Investors section of the company's website (www.applebees.com).

Archived webcasts of the presentations will be available for two weeks following each of the presentations.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,717 Applebee's restaurants operating system-wide in 49 states and 12 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     June 2, 2005                      By:/s/ Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



                                       3